Exhibit 10.11

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of November 4, 2025, is made by BEYOND AIR LTD, an Israeli business entity (“Guarantor”), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the “Secured Party”).

A.	Beyond Air, Inc., a Delaware limited liability company and parent company of Guarantor (“Debtor”), issued to Secured Party a certain Secured Promissory Note of even date herewith, as may be amended from time to time (the “Note”), pursuant to a certain Note Purchase Agreement of even date herewith by and between Debtor and Secured Party (the “Purchase Agreement”).

B.	In order to induce Secured Party to extend the credit evidenced by the Note, Guarantor has agreed to enter into that certain Guaranty of even date herewith by and among Guarantor, Secured Party, and certain other subsidiaries of Debtor (the “Guaranty”) and that certain Security Agreement of even date herewith by and between Guarantor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.	Under the terms of the Security Agreement, Guarantor has granted to the Secured Party a security interest in, among other property, certain intellectual property of the Guarantor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Guarantor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Guarantor in, to, and under the following (the “IP Collateral”):

(a) the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) the trademark registrations and applications set forth on Schedule 1 hereto, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof;

(c) all rights of any kind whatsoever of Guarantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(d) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(e) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Guarantor authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office to record and register this IP Security Agreement upon request by the Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Purchase Agreement, the Note and all other documents related thereto and entered into in connection therewith (the “Loan Documents”), which are hereby incorporated by reference. The provisions of the Loan Documents shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Loan Documents and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Guarantor hereby represents and warrants to Secured Party that:

(a) Guarantor owns, has independently developed, and has the valid right to encumber use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) The IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Guarantor regarding the IP Collateral.

(c) The IP Collateral is free and clear of any liens or other encumbrances.

(d) All applications and registrations related to the IP Collateral are valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Guarantor.

(e) Guarantor has not assigned any right, title or interest in the IP Collateral to any third party.

(f) There is no pending or threatened claim or litigation contesting the validity or ownership of the IP Collateral. There is no legitimate basis for any such claim, nor has Guarantor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor is there any legitimate basis for any such assertion.

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(g) Guarantor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks and trademark applications owned by Guarantor.

5. Execution in Counterparts. This IP Security Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic signature (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This IP Security Agreement may be assigned by Secured Party to its affiliates that are permitted assignees of the Note, upon prior written notice to Guarantor, without the need to obtain Guarantor’s consent thereto, provided that any such assignee agrees in writing to by bound by the terms of all Transaction Documents (as defined in the Purchase Agreement) as though an original party thereto. Except as set forth above, neither Secured Party nor Guarantor may assign its rights or obligations under this IP Security Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of the other party, and any such attempted assignment or delegation shall be null and void.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BEYOND AIR LTD, AS GUARANTOR

By:	/s/ Amir Avniel
Amir Avniel, Director Address for Notices: 900 Stewart Avenue, Suite 301 Garden City, New York 11530

AGREED TO AND ACCEPTED:
STREETERVILLE CAPITAL, LLC, AS SECURED PARTY

By:	/s/ John Fife
John M. Fife, President Address for Notices: 297 Auto Mall Drive #4 St. George, Utah 84770

[Signature Page to Intellectual Property Security Agreement]

SCHEDULE 1

PATENTS

TITLE	COUNTRY	APP NO.	FILING DATE	STATUS	PATENT NO.	GRANT DATE
Use of Inhaled Gaseous Nitric Oxide as a Mucolytic Agent or Expectorant	United States	15884621	Jan 31, 2018	Granted	10987377	Apr 27, 2021
Method and Device for Delivery of Gaseous Nitric Oxide to Tissue on or in the Body	United States	11713344	Mar 2, 2007	Granted	8079998	Dec 20, 2011
Inhalation of Nitric Oxide for Treating Respiratory Diseases	Canada	2865876	Mar 7, 2013	Pending
Inhalation of Nitric Oxide for Treating Respiratory Diseases	Europe*	137579595	Mar 7, 2013	Granted	2822564	Sep 12, 2018
Inhalation of Nitric Oxide for Treating Respiratory Diseases	Europe**	18187122.9	Mar 7, 2013	Granted	3421042	Apr 17, 2024
Inhalation of Nitric Oxide for Treating Respiratory Diseases	Israel	234508	Mar 7, 2013	Granted	234508	Dec 31, 2021
Inhalation of Nitric Oxide for Treating Respiratory Diseases	United States	17/412,241	Mar 7, 2013	Pending
Pulse Inhalation of Nitric Oxide for Treating Respiratory Diseases	United States	15079328	Mar 24, 2016	Granted	10039781	Aug 7, 2018
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Australia	2017212848	Jan 27, 2017	Granted	2017212848	Nov 18, 2021
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Australia	2021232787	Jan 27, 2017	Granted	2021232787	Aug 3, 2023
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Australia	2023206142	Jan 27, 2017	Pending
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Canada	3012428	Jan 27, 2017	Granted	3012428	Feb 13, 2024
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Europe***	17743788.6	Jan 27, 2017	Granted	3407949	Jun 23, 2021
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Europe****	21180986.8	Jan 27, 2017	Granted	3936178	Jan 8, 2025
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Japan	2018-539273	Jan 27, 2017	Granted	6936804	Aug 31, 2021
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Japan	2021-138565	Jan 27, 2017	Granted	7672308	Apr 24, 2025
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Korea	1020187024343	Jan 27, 2017	Granted	10-2707162	Sep 11, 2024
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	Korea	1020247030439	Jan 27, 2017	Pending
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	United States	16/072,951	Jan 27, 2017	Granted	11452827	Sep 27, 2022
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	United States	17/887,430	Jan 27, 2017	Granted	12,029,847	July 9, 2024
Systems for Inhalation of Therapeutic and Diagnostic Gas and Methods of Use Thereof	United States	18/740,648	Jan 27, 2017	Pending
NO Inhalation Therapy for Infants with Bronchiolitis	Australia	2016320638	Sep 9, 2016	Granted	2016320638	Apr 2, 2020
NO Inhalation Therapy for Infants with Bronchiolitis	Australia	2019283967	Sep 9, 2016	Granted	2019283967	Nov 11, 2021
NO Inhalation Therapy for Infants with Bronchiolitis	Australia	2021250976	Sep 9, 2016	Granted	2021250976	July 18, 2024
NO Inhalation Therapy for Infants with Bronchiolitis	Canada	2997896	Sep 9, 2016	Pending
NO Inhalation Therapy for Infants with Bronchiolitis	Canada	3290134	Sep 9, 2016	Pending
NO Inhalation Therapy for Infants with Bronchiolitis	Europe	24223257.7	Sep 9, 2016	Pending
NO Inhalation Therapy for Infants with Bronchiolitis	Japan	2021094121	Sep 9, 2016	Pending
NO Inhalation Therapy for Infants with Bronchiolitis	Korea	1020187010049	Sep 9, 2016	Granted	10-2363923	Feb 11, 2022
NO Inhalation Therapy for Infants with Bronchiolitis	Korea	1020227004786	Sep 9, 2016	Granted	10-2613907	Dec 11, 2023
NO Inhalation Therapy for Infants with Bronchiolitis	United States	16/787,921	Sep 9, 2016	Granted	11890421	Feb 06, 2024
NO Inhalation Therapy for Infants with Bronchiolitis	United States	17/159,458	Sep 9, 2016	Granted	12274830	Jan 27, 2021
NO Inhalation Therapy for Infants with Bronchiolitis	United States	18/391,989	Sep 9, 2016	Pending

* validated in BE, CH/LI, DE, DK, ES, FR, GB, IE, IT, LU, NL

** validated in BE, CH/LI, DE, DK, ES, FR, GB, IE, IT, LU, NL

*** validated in AT, BE, HR, CZ, DK, FI, FR, DE, GR, HU, IE, IT, LU, NL, NO. PL, PT, RO, RS, SK, ES, SE, CH/LI, GB

**** validated in BE, CH, DE, DK, ES, FR, GB, IE, IT, LU, NL, SE